UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED - JANUARY 14, 2008

ATM FINANCIAL CORP.
(Exact name of Registrant as specified in its charter)

NEVADA	333-103647	98-0393197
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

2533 North Carson Street Carson City, Nevada 89706
(Address of principal executive offices)
(775) 841-7018
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 14, 2008, the Board of Directors of ATM Financial Corp. (the “Company”) has voted to amend the Company’s By-Laws to include the following Article, which pursuant to the authority granted to the Board of Directors under Article Eighth of the Company’s Articles of Incorporation to amend the By-Laws, such amendment to the By-Laws is effective as of January 14, 2008:

XIV Inapplicability of Certain Provisions of the Nevada Revised Statutes

The provisions of Sections 78.378 to 78.3793 of the Nevada Revised Statutes shall not apply to this Company, and are inapplicable to any acquisition of the securities hereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATM FINANCIAL CORP.

By:	/s/ Viktoria Vynnyk
Name: Viktoria Vynnyk Title: President and CFO

Date: January 15, 2008